Supplement Dated March 17, 2017 to Prospectus August 7, 2005

CG Variable Life Insurance Separate Account A

The Group Variable Universal Life Insurance Policy

This Supplement should be retained with the August 7, 2005 Product Prospectus for The Group Variable Universal Life Insurance Policy issued by Connecticut General Life Insurance Company.

Effective May 1, 2017, the Dreyfus Stock Index Fund (Initial Class) and the Fidelity VIP Equity-Income Portfolio (Initial Class) will be closed to new purchases and transfers in. You may choose to keep existing allocations in these funds. Further, the following 2 funds will be added as investment options:

Vanguard VIF Equity Income Portfolio

Vanguard VIF Equity Index Portfolio

Effective May 1, 2017, the Dreyfus Stock Index Fund and the Fidelity VIP Equity-Income Portfolio provisions under “The Variable Funds” section of the Prospectus are each deleted in its entirety and replaced with the following:

Vanguard VIF Equity Income Portfolio

The Portfolio seeks to provide an above-average level of current income and reasonable long-term capital appreciation.

Vanguard VIF Equity Index Portfolio

The Portfolio seeks to track the performance of the Standard & Poor’s 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies.

In addition, effective May 1, 2017, the Dreyfus Stock Index Fund and the Fidelity VIP Equity-Income Portfolio entries in the “Investment Advisors” listing of funds under the “Investment Risk” section of the Prospectus are deleted and replaced with the following:

Vanguard VIF Equity Income Portfolio and Vanguard VIF Equity Index Portfolio are portfolios of the Vanguard Variable Insurance Fund.

The Vanguard Group, Inc. is the investment adviser to Vanguard Variable Insurance Fund for both Portfolios, and Wellington Management Company, LLP is an advisor on the Equity-Income Portfolio.

GVUL Product Prospectus Supplement (03/2017)